Exhibit 99.1
Alliance Global Partners Investor Presentation August 2, 2022

Safe Harbor Statement 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 : Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 .. Forward - looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time .. Forward - looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms .. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements .. The Company has no obligation to update these forward - looking statements ..

Flushing Financial Snapshot (NASDAQ: FFIC)

2Q22 Key Statistics

Balance Sheet		Performance	
Assets	$8.3B	GAAP/Core ROAA	1.22%/1.05%[2]
Loans, net	$6.7B	GAAP/Core ROAE	15.00%/12.90%[2]
Deposits	$6.4B[1]	Efficiency Ratio	52.3%[2]
Equity	$0.7B	Tangible Book Value	$21.71
		Dividend Yield	4.0%[3]

Footprint

Deposits primarily from 25 branches in multicultural neighborhoods and our online division, consisting of iGObanking® and BankPurely®


Manhattan
Queens
Brooklyn
Nassau
Suffolk

Competitive Advantages

Strong Franchise and Diverse Business Mix

- **Diversified loan portfolio** with focus on commercial business loans, multifamily mortgages, and commercial real estate
- Current/historical **strong credit** and capital positions

Track Record of Long-Term Outperformance

- Only 9 of the 69 publicly traded banks in Flushing Bank's markets in 1995 remain; **FFIC has a total return of 1,010.6%** compared to 801.7% for the peer median[4] and 936.2% for the S&P 500 Total Return[4]
- FFIC has outperformed peers[5] since its IPO on 11/21/95 or the IPO of its peers by 473 percentage points and the BKX by 590 percentage points

Strategic Opportunities

- Increase customer usage of **mobile and online banking technology platform**
- **Optimizing funding mix** through internet banks and Asian initiatives
- Proactively managing balance sheet to **enhance net interest income**

FFIC FLUSHING Financial Corporation

[1] Includes mortgagors' escrow deposits; [2] See Reconciliation of GAAP Revenue & Pre-Provision Pre-Tax Net Revenue for calculation; [3] Calculated using 7/28/22 closing price of $21.80; [4] Performance calculated from 11/21/1995 to 6/30/22; Banks include: CARV, CNOB, DCOM, FLIC, LBAI, NYCB, UNTY, and VLY; [5] Peers include BCBP, DCOM, FLIC, KRNY, LBAI, NFBK, OCFC, PFS, PGC, and SBNY

3

4 Key Messages Conservative Underwriting with History of Solid Value Creation ► Leading Community Bank in the Greater NYC Area ► Well Diversified and Low Risk Loan Portfolio ► History of Sound Credit Quality since IPO in 1995 ► Asian Banking Niche ► Beneficiary of a Steepening Yield Curve

Well-positioned to Benefit from Industry Merger Disruption


42 people recruited (18 Revenue Producers) from Merged Institutions Since March 31, 2021

Current Pro Forma U.S. Branches

- Flushing Financial (FFIC)[1]
- M&T Bank (MTB)/ People's United Financial (PBCT) (Closed April 1, 2022)
- Webster Financial (WBS)/ Sterling Bancorp (STL) (Closed Feb 1, 2022)
- Citizens Financial Group (CFG)/ HSBC (Closed Feb 18, 2022) / Investors Bancorp (ISBC) (Closed April 6, 2022)
- New York Community Bancorp (NYCB)/ Flagstar Bancorp (FBC) (Pending)
- Valley National Bancorp (VLY)/ The Westchester Bank (Closed Dec 1, 2021)/ Bank Leumi USA (Closed April 1, 2022)
- Dime Community Bancshares (DCOM) (Closed Feb 1, 2021)
- TD Bank (TD)/First Horizon (FHN) (Pending)
- OceanFirst (OCFC)/Partners (PTRS) (Pending)

- **10 bank mergers** have been announced or closed involving Long Island area banks[2]
- **Out of the $328B of total industry deposits** in Nassau, Queens, Kings, and Suffolk Counties, $87B or 27% involve a merger participant[3]
- **93% of FFIC's deposits** are in the Long Island market, including Brooklyn and Queens

FFIC FLUSHING Financial Corporation

[1] 24 FFIC branches shown, for illustrative purposes only; Shirley, NY location not pictured
[2] Includes MTB/PBCT, WBS/STL, CFG/ISBC/HSBC, NYCB/FBC, VLY/The Westchester Bank/Bank Leumi USA, DCOM, TD/FHN, and OCFC/PTRS
[3] Based on most recent (June 30, 2021) S&P Global data

5

Record Loan Closings; Loan Pipeline Remains At Elevated Levels 6  Closings accelerated in 2Q22 – Closings up 63.0% YoY excluding PPP – Organic growth opportunity remains – Closings could slow with rising interest rates  Pipeline up 34.7% YoY – Second highest level after a record last quarter – Composition mirrors the current loan mix  Loan pull through rates remain strong – Pull through rates were 75.9% in 2Q22 compared to 76.7% in 1Q22 and 86.3% in 2Q21 Loan Pipeline Up 34.7% YoY ($MM) $432.6 $530.7 $429.3 $663.7 $582.6 $324.4 $243.9 $362.7 $329.3 $503.8 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2Q21 3Q21 4Q21 1Q22 2Q22 Loan Pipeline Loan Closings

Digital Banking Usage Continues to Increase 7 Technology Enhancements Remain a Priority 28% Increase in Monthly Mobile Active Users YoY ~ 25,000 Active Online Banking Users 27% YoY Growth 14% Digital Banking Enrollment YoY Growth Numerated Small Business Lending Platform $10.7MM of Commitments in 1H22; Higher Yields vs Portfolio JAM FINTOP Early Look at Emerging Technology ~5,000 Zelle ® Transactions >$1.7MM Zelle Dollar Transactions in June 2022

8 Strong Asian Banking Market Focus 15% of Total Deposits 1 $ 34B Deposit Market Potential (~3% Market Share 1 ) 6.9% FFIC 5 Year Asian Market CAGR vs 3.7% 2 for the Comparable Asian Markets Asian Communities – Total Loans $792.5MM and Deposits $959.8M Multilingual Branch Staff Serves Diverse Customer Base in NYC Metro Area Growth Aided by the Asian Advisory Board Sponsorships of Cultural Activities Support New and Existing Opportunities 1 Includes mortgagors’ escrow deposits 2 as of June 30, 2021; Latest FDIC Data; includes Elmhurst Expanded into Elmhurst on June 6, 2022

Our Brand Promise: Rewarding Relationships Nurturing Relationships and Rewarding Customers, Employees, and Shareholders 9

 Opened New Branch in Elmhurst Expanding Asian Market Footprint – Hired a team from merged institutions; growth has exceeded expectations; strong support from community  Signed Lease for Hauppauge Branch – Expected to open by year end; Hauppauge is a business hub for Long Island  Issued Inaugural Environmental, Social, and Governance Report – See ESG under Investor Relations at FlushingBank.com  Complete Checking Account Achieved “Bank On" National Account Standard – The goal of Bank On is to ensure that everyone has access to a safe and affordable bank account – Core features for certification include debit card capabilities, minimum account opening of $25 or less, monthly maintenance fee of $5 or less if not waivable, no overdraft or non - sufficient fund fees, or no account activation, closure, dormancy, inactivity or low balance fees  Sponsors United Way of Long Island SunFunders Challenge – Event was held to help raise funds to transform a 31,000 square foot building into a net - zero building  Flushing Bank Serves (Employee Driven) – Sponsored food drive for Island Harvest and collected over 500 pounds of food – Participated in Brooklyn’s Cinderella Project which provides prom attire to young men and women in need and delivered over 100 items of clothing and accessories. 10 Key Events During 2Q22

2.72% 2.49% 2.87% 3.17% 3.33% 4.38% 4.51% 4.14% 4.05% 4.15% 1.36% 1.76% 0.82% 0.32% 0.29% $168.3 $164.2 $196.9 $243.3 $64.6 -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2018 2019 2020 2021 2Q22 Core NII FTE Core NIM FTE Core Loan Yields Core Deposit Yield Loan Yields Rising; Deposits Betas Were Low in 2Q22 11 GAAP NIM FTE 2.72% 2.47% 2.85% 3.24% 3.35% ($MM) See Appendix for definitions of Core NII FTE and Core NIM 11 bps QoQ Increase in 2Q22 7 bps QoQ Increase in 2Q22

12 Continued Growth in Noninterest Bearing Deposits Average Deposits Composition ($MM) $4,736 $5,013 $5,163 $6,416 $6,441 1.36% 1.76% 0.82% 0.32% 0.29% 0% 1% 1% 2% 2% 3% 3% 0 1000 2000 3000 4000 5000 6000 7000 2018 2019 2020 2021 2Q22 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow Deposit Costs

Limited Deposit Rate Increases in 2Q22 13 Weighted Average Deposit Beta of 9% in 1H22; Expect Beta to Accelerate 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Average Fed Funds Deposit Costs

$5,536 $5,757 $6,702 $6,634 $6,752 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2018 2019 2020 2021 2Q22 Multifamily Commercial Real Estate Construction 1-4 Family Business Banking Total Gross Loans 14 Diversified Loan Mix; Yields Increase Loan Composition Period End Loans ($MM) Empire Bancorp acquisition added total loans of $685MM in 2020 See Appendix for definitions of Core Loan Yields Core Loan Yields 4.38% 4.51% 4.14% 4.05% 4.15%

Significant Loan Repricing Within a Quarter and Over Time 15  Floating rate loans include any loans (including swaps) tied to an index that reprices within 90 days  Loans to reprice ~120 bps higher over time assuming index values as of June 30, 2022  15% of loans reprice within a q uarter ; while 5% and 15% of loans to reprice in 2H22 and 2023, respectively Loan Repricing ($MM) $986 $322 4.26% 4.32% 4.54% 5.96% - 200 400 600 800 1,000 1,200 Floating 2H22 Loan Repricing Current Rate Repricing Rate $986 $322 $982 $811 $766 4.23% 4.30% 4.03% 3.96% 4.07% 5.77% 5.77% 5.81% 5.67% 4.99% - 500 1,000 1,500 2,000 2,500 2023 2024 2025 2026 Beyond 2026 Adjustable Loan Repricing Maturing Fixed Rate Total Loan Repicing Current Rate Repricing Rate

Well - Secured Multifamily and CRE Portfolios 16 Underwrite Real Estate Loans with a Cap Rate in Mid - 5s and Stress Test Each Loan Multifamily Geography 16% 31% 19% 17% 17% Bronx Kings Manhattan Queens Other $2. 5 B Portfolio • Average loan size: $1.1MM • Average monthly rent of $1,307 vs $ 2,974 1 for the market • Weighted average LTV 2 is <33% with no loans having an LTV above 75% • Weighted average DCR is ~1.8x 3 • Borrowers typically do not sell properties, but refinance to buy more properties • Average loan size: $ 2.4MM • Weighted average LTV 2 is 43% with no loans having an LTV above 75% • Weighted average DCR is ~1.8x 3 • ~21% of the portfolio outside of branch footprint • Require primary operating accounts Non - Owner Occupied CRE Geography 8% 17% 17% 21% 8% 7% 9% 2% 11% Bronx Kings Manhattan Queens Other NY Nassau Suffolk NJ CT/Other $ 1.9B Portfolio 1 CoStar New York Multifamily Market Report, 7 - 12 - 2022 2 LTVs are based on value at origination. 3 Based on most recent Annual Loan Review

17 Loans Secured by Real Estate Have an Average LTV of <38% Multifamily  Primarily in market lending  Review net operating income and the collateral plus the financial resources and income level of the borrower (including experience in managing or owning similar properties)  ARMs adjust each 5 - year period with terms up to 30 years and comprise 80% of the portfolio; prepayment penalties are reset for each 5 - year period Commercial Real Estate  Secured by in market office buildings, hotels/motels, small business facilities, strip shopping centers, and warehouses  Similar underwriting standards as multifamily  ARMs adjust each 5 - year period with terms up to 30 years and comprise 82% of the portfolio Well Secured and Diversified Real Estate Portfolio Data as of June 30, 2022 58% 11% 7% 9% 4% 6% 3% 2% Multifamily: 58% General Commercial: 11% CRE - Shopping Center: 7% CRE - Strip Mall: 9% CRE - Single Tenant: 4% Office: 6% Industrial: 3% Commercial Special Use: 2% $ 4.4 B Total Portfolio

Well-Diversified Commercial Business Portfolio



Real Estate Collateral
$708MM
14%
11%
9%
8%
6%
6%
6%
6%
5%
5%
3%
3%
3%
3%
2%
2%
2%
1%
1%
1%
1%
$1.5B
Total Portfolio

- Other: 14%
- Trucking/ Vehicle Transport: 9%
- Construction / Contractors: 6%
- Manufacturer: 6%
- Medical Professionals: 5%
- Apparel: 3%
- Civic and Social Organizations: 3%
- Media: 2%
- Restaurants: 2%
- Fitness and Recreational Sports Centers: 1%
- Electrical Equipment: 1%
- Wholesalers: 11%
- Hotels: 8%
- Real Estate: 6%
- Financing Company: 6%
- Professional Services (Excluding Medial): 5%
- Automobile Related: 3%
- Theaters: 3%
- Schools/ Daycare Centers: 2%
- Food Services: 1%
- Airlines: 1%
- Healthcare: 1%

Commercial Business

- Primarily in market lending
- Annual sales up to $250MM
- Lines of credit and term loans, including owner occupied mortgages
- Loans secured by business assets, including account receivables, inventory, equipment, and real estate
- Personal guarantees are generally required
- Originations are generally $100,000 to $10MM
- Adjustable rate loans with adjustment periods of five years for owner-occupied mortgages and for lines of credit the adjustment period is generally monthly
- Generally not subject to limitations on interest rate increases but have interest rate floors

Average loan size of $1MM, excluding PPP

FFIC FLUSHING Financial Corporation
Data as of June 30, 2022
18

 Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality  Average LTVs on the Real Estate portfolio is <38% 4 – Only $21.7MM of real estate loans (0.3% of gross loans) with an LTV of 75% or more 4 Net Charge - offs Significantly Better Than the Industry; Strong DSR 19 NCOs / Average Loans 0.01% 0.25% 3 -0.2% 0.3% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 FFIC Industry 3 basis points of Net Recoveries to Average Loans in 2 Q22 1H22 Weighted average debt service ratios (DSR) for Multifamily and NOO CRE portfolios at 1.8x 1 - 200 bps shock increase in rates produces a weighted average DSR of >1.25x 2 - 10% increase in operating expense yields a weighted average DSR of >1.50x 2 - 200 bps shock increase in rates and 10% increase in operating expenses results in a weighted average DSR >1.15 2 3 1 Based on most recent Annual Loan Review 2 Based on a sample of loan comprising 89% of loans adjusting from (2022 - 2024) with no increase in rents or total income 3 “Industry” includes FDIC insured institutions from “FDIC Statistics At A Glance” through March 31, 2022 4 Based on appraised value at origination

20 Continued Strong Credit Quality NPAs / Assets Criticized and Classified Loans / Gross Loans Reserves / Gross Loans & Reserves / NPLs ACL by Loan Segment (2Q22) 0.96% 0.66% 1.07% 0.87% 0.85% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2018 2019 2020 2021 2Q22 Criticized & Classified Loans / Gross Loans 128.9% 164.1% 214.3% 248.7% 141.1% 0.38% 0.38% 0.67% 0.56% 0.58% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 0% 50% 100% 150% 200% 250% 300% 2018 2019 2020 2021 2Q22 ACLs / NPLs ACLs / Loans $2,532 $1,865 $561 $243 $8 $72 $41 $1,431 0.37% 0.45% 0.35% 0.36% 0.00% 0.42% 5.22% 1.14% -40.00% -35.00% -30.00% -25.00% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Co-operative Apartments Construction Small Business Administration Commercial Business and Other Loan Balance ACLs / Loans 0.24% 0.19% 0.26% 0.19% 0.59% 2018 2019 2020 2021 2Q22 NPAs / Assets 50.7% LTV on 2Q22 NPAs

Higher Rates Negatively Impact TCE by 19 bps; ~4.0% Dividend Yield 1 21 71% of 1H22 Earnings Returned; 45% in 2021 5.7% Book Value Per Share Growth YoY 5.9% YoY Increase in Tangible Book Value Per Share $19.64 $20.59 $20.11 $22.26 $22.38 10.98% 10.95% 9.88% 10.86% 10.52% 8.74% 8.73% 8.38% 8.98% 8.91% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 2018 2019 2020 2021 2Q22 Book Value Per Share CET1 Ratio Leverage Ratio 1 Calculated using 7/28/22 closing price of $ 21.80 $19.07 $20.02 $19.45 $21.61 $21.71 7.83% 8.05% 7.52% 8.22% 7.82% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 2018 2019 2020 2021 2Q22 Tangible Book Value Per Share Tangible Common Equity/Tangible Assets Empire Closed

22  Benefiting from merger disruption – Since March 31, 2021, added 42 people from announced/recently closed mergers; 18 are revenue producing – Record loan closings in 2Q22 – Record levels of DDA balances in 2Q22  Significant capital return; 4.0% 1 dividend yield – Repurchased 387,689 shares in 2Q22 at an average price of $22.01 – 1.1 million shares remain under current authorizations – Balancing additional share repurchases with 8% TCE target  Maintaining through - the - cycle goals of ROAA ≥1% and ROAE ≥10% – On a core basis, ROAA of 1.05% and ROAE of 12.90% in 2Q22  Loan growth expect to remain in current range – Pipeline remains strong; second highest level in history – Record quarterly closings – Expect prepayment speeds to decline over time – Expect higher rates to impact closings  Managed rate increases well in 1H22 ; will become more challenging with future Fed actions – Overall deposit beta was only 9% in 2Q22 but expect more pressure with each additional Fed move – Loan repricing to provide partial mitigation  Long history of superior credit quality – Loan losses consistently below industry levels – Average real estate LTVs <38% – Weighted average Debt Service Coverage Ratio of 1.8x for multifamily and NOO CRE Key Messages 1 Calculated using 7/28/22 closing price of $ 21.80

Appendix

24 Experienced Executive Leadership Team Executive Compensation and Insider Stock Ownership (6.1% 2 ) Aligned with Shareholder Interests John Buran President and CEO Maria Grasso SEVP, COO, Corporate Secretary Susan Cullen SEVP, CFO, Treasurer Francis Korzekwinski SEVP, Chief of Real Estate Michael Bingold SEVP, Chief Retail and Client Development Officer Douglas McClintock SEVP, General Counsel FFIC: 21 years Industry: 45 years 16 years 36 years 7 years 32 years 29 years 33 years 9 years 39 years <1 year 46 years Allen Brewer SEVP, Chief Information Officer Tom Buonaiuto SEVP, Chief of Staff, Deposit Channel Executive Vincent Giovinco EVP, Commercial Real Estate Lending Jeoung Jin EVP, Residential and Mixed Use Theresa Kelly EVP, Business Banking Patricia Mezeul EVP, Director of Government Banking 14 years 48 years 14 years 1 30 years 2 years 24 years 24 years 29 years 16 years 38 years 14 years 42 years 1 Previously President and COO of Empire Bancorp and Empire National Bank from its inception in February 2008 until the sale to Fl ushing Financial in October 2020 2 Directors and executive officers as of June 30, 2022

25 26 Year Track Record of Steady Growth Core EPS ($) Dividends per Share ($) Tangible Book Value per Share ($) Assets ($B) Total Gross Loans ($B) Total Deposits ($B) 1 $ - $0.84 $0.88 1995 2000 2005 2010 2015 2020 2021 1H22 $ - $2.81 $1.30 1995 2000 2005 2010 2015 2020 2021 1H22 $0.6 $6.4 1995 2000 2005 2010 2015 2020 2021 2Q22 $0.3 $6.8 1995 2000 2005 2010 2015 2020 2021 2Q22 $0.7 $8.3 1995 2000 2005 2010 2015 2020 2021 2Q22 10% CAGR 9% CAGR 13% CAGR 10% CAGR 2 15% CAGR 2 $4.86 $21.71 1995 2000 2005 2010 2015 2020 2021 2Q22 6% CAGR Note: Acquisition of Empire Bancorp in 2020 (loans and deposits acquired of $685MM and $854MM, respectively; assets acquired of $982MM) 1 Includes mortgagors’ escrow deposits 2 Calculated from 1996 - 2021, 1H22 annualized

26 Environmental, Social, and Governance Environmental – reduction of carbon footprint and assessing climate change through underwriting Social - Building rewarding relationships with communities, customers, and employees See more details in our ESG Report under Investor Relations at FlushingBank.com Governance - Corporate governance is a strength through oversight and risk management

Reconciliation of GAAP Earnings and Core Earnings 27 Non - cash Fair Value Adjustments to GAAP Earnings The variance in GAAP and core earnings is partly driven by the impact of non - cash net gains and losses from fair value adjustments .. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option .. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate .. In a declining interest rate environment, the movement in the curve exaggerates our mark - to - market loss position .. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement .. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre - provision, Pre - tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non - GAAP measures used in this presentation .. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form .. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors .. These measures should not be viewed as a substitute for net income .. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions .. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors .. These measures should not be viewed as a substitute for total shareholders' equity .. These non - GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited .. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP .. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies ..

Reconciliation of GAAP Earnings and Core Earnings

(Dollars In thousands, except per share data)	Years Ended December 31, 2021	Years Ended December 31, 2020	Years Ended December 31, 2019	Years Ended December 31, 2018	Years Ended December 31, 2017	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
GAAP income (loss) before income taxes	$ 109,278	$ 45,182	$ 53,331	$ 65,485	$ 66,134	$ 59,611	$ 51,640
Day 1, Provision for Credit Losses - Empire transaction	—	1,818	—	—	—	—	—
Net (gain) loss from fair value adjustments	12,995	2,142	5,353	4,122	3,465	(724)	5,566
Net (gain) loss on sale of securities	(113)	701	15	1,920	186	—	(123)
Life insurance proceeds	—	(659)	(462)	(2,998)	(1,405)	(1,536)	—
Net gain on sale or disposition of assets	(621)	—	(770)	(1,141)	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	189	(763)
Accelerated employee benefits upon Officer's death	—	—	455	149	—	—	—
Prepayment penalty on borrowings	—	7,834	—	—	—	—	—
Net amortization of purchase accounting adjustments	(2,489)	80	—	—	—	(1,161)	(1,207)
Merger expense	2,562	6,894	1,590	—	—	—	483
Core income before taxes	119,533	65,177	61,190	67,537	68,380	56,379	54,975
Provision for income taxes for core income	30,769	15,428	13,957	11,960	22,613	15,892	15,008
Core net income	$ 88,764	$ 49,749	$ 47,233	$ 55,577	$ 45,767	$ 40,487	$ 39,967
GAAP diluted earnings (loss) per common share	$ 2.59	$ 1.18	$ 1.44	$ 1.92	$ 1.41	$ 1.39	$ 1.21
Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	0.05	—	—	—	—	—
Net (gain) loss from fair value adjustments, net of tax	0.31	0.06	0.14	0.10	0.07	(0.02)	0.13
Net (gain) loss on sale of securities, net of tax	—	0.02	—	0.05	—	—	—
Life insurance proceeds	—	(0.02)	(0.02)	(0.10)	(0.05)	(0.05)	—
Net gain on sale or disposition of assets, net of tax	(0.01)	—	(0.02)	(0.03)	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.05)	0.03	0.05	—	—	—	(0.02)
Accelerated employee benefits upon Officer's death, net of tax	—	—	0.01	—	—	—	—
Federal tax reform 2017	—	—	—	—	0.13	—	—
Prepayment penalty on borrowings, net of tax	—	0.20	—	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.06)	—	—	—	—	(0.03)	(0.03)
Merger expense, net of tax	0.06	0.18	0.04	—	—	—	0.01
NYS tax change	(0.02)	—	—	—	—	—	(0.02)
Core diluted earnings per common share[1]	$ 2.81	$ 1.70	$ 1.65	$ 1.94	$ 1.57	$ 1.30	$ 1.26
Core net income, as calculated above	$ 88,764	$ 49,749	$ 47,233	$ 55,577	$ 45,767	$ 40,487	$ 39,967
Average assets	8,143,372	7,276,022	6,947,881	6,504,598	6,217,746	8,131,065	8,205,954
Average equity	648,946	580,067	561,289	534,735	530,300	670,219	632,238
Core return on average assets[2]	1.09 %	0.68 %	0.68 %	0.85 %	0.74 %	1.00 %	0.97 %
Core return on average equity[2]	13.68 %	8.58 %	8.42 %	10.39 %	8.63 %	12.08 %	12.64 %

FFIC FLUSHING Financial Corporation

[1] Core diluted earnings per common share may not foot due to rounding
[2] Ratios are calculated on an annualized basis

28

Reconciliation of GAAP Revenue & Pre-Provision Pre-Tax Net Revenue

(Dollars In thousands)	Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	Six Months Ended June 30, 2022	June 30, 2021
GAAP Net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 173,107	$ 128,209	$ 121,931
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	189	(763)
Net amortization of purchase accounting adjustments	(3,049)	(11)	—	—	—	(1,425)	(1,487)
Core Net interest income	$ 242,841	$ 196,373	$ 163,618	$ 167,406	$ 173,107	$ 126,973	$ 119,681
GAAP Noninterest income	$ 3,687	$ 11,043	$ 9,471	$ 10,337	$ 10,362	$ 8,666	$ 3,101
Net (gain) loss from fair value adjustments	12,995	2,142	5,353	4,122	3,465	(724)	5,566
Net (gain) loss on sale of securities	(113)	701	15	1,920	186	—	(123)
Life insurance proceeds	—	(659)	(462)	(2,998)	(1,405)	(1,536)	—
Net gain on disposition of assets	(621)	—	(770)	(1,141)	—	—	(621)
Core Noninterest income	$ 15,948	$ 13,227	$ 13,607	$ 12,240	$ 12,608	$ 6,406	$ 7,923
GAAP Noninterest expense	$ 147,322	$ 137,931	$ 115,269	$ 111,683	$ 107,474	$ 74,316	$ 72,170
Prepayment penalty on borrowings	—	(7,834)	—	—	—	—	—
Accelerated employee benefits upon Officer's death	—	—	(455)	(149)	—	—	—
Net amortization of purchase accounting adjustments	(560)	(91)	—	—	—	(264)	(280)
Merger expense	(2,562)	(6,894)	(1,590)	—	—	—	(483)
Core Noninterest expense	$ 144,200	$ 123,112	$ 113,224	$ 111,534	$ 107,474	$ 74,052	$ 71,407
GAAP:							
Net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 173,107	$ 128,209	$ 121,931
Noninterest income	3,687	11,043	9,471	10,337	10,362	8,666	3,101
Noninterest expense	(147,322)	(137,931)	(115,269)	(111,683)	(107,474)	(74,316)	(72,170)
Pre-provision pre-tax net revenue	$ 104,334	$ 68,311	$ 56,142	$ 66,060	$ 75,995	$ 62,559	$ 52,862
Core:							
Net interest income	$ 242,841	$ 196,373	$ 163,618	$ 167,406	$ 173,107	$ 126,973	$ 119,681
Noninterest income	15,948	13,227	13,607	12,240	12,608	6,406	7,923
Noninterest expense	(144,200)	(123,112)	(113,224)	(111,534)	(107,474)	(74,052)	(71,407)
Pre-provision pre-tax net revenue	$ 114,589	$ 86,488	$ 64,001	$ 68,112	$ 78,241	$ 59,327	$ 56,197
Efficiency Ratio	55.7 %	58.7 %	63.9 %	62.1 %	57.9 %	55.5 %	56.0 %

Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expenses (excluding merger expenses, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustment) by the total of net interest income (excluding net gains and loses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments)

FFIC FLUSHING Financial Corporation

29

Reconciliation of GAAP NII & NIM to CORE NII & NIM

(Dollars In thousands)	Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	Six Months Ended June 30, 2022	June 30, 2021
GAAP net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 173,107	$ 128,209	$ 121,931
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	189	(763)
Net amortization of purchase accounting adjustments	(3,049)	(11)	—	—	—	(1,425)	(1,487)
Tax equivalent adjustment	450	508	542	895	—	255	224
Core net interest income FTE	$ 243,291	$ 196,881	$ 164,160	$ 168,301	$ 173,107	$ 127,228	$ 119,905
Total average interest-earning assets [(1)]	$ 7,681,441	$ 6,863,219	$ 6,582,473	$ 6,194,248	$ 5,916,073	$ 7,662,315	$ 7,738,344
Core net interest margin FTE	3.17 %	2.87 %	2.49 %	2.72 %	2.93 %	3.32 %	3.10 %
GAAP interest income on total loans, net	$ 274,331	$ 248,153	$ 251,744	$ 232,719	$ 209,283	$ 136,708	$ 137,020
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	189	(763)
Net amortization of purchase accounting adjustments	(3,013)	(356)	—	—	—	(1,474)	(1,352)
Core interest income on total loans, net	$ 269,239	$ 248,982	$ 253,422	$ 232,719	$ 209,283	$ 135,423	$ 134,905
Average total loans, net [(1)]	$ 6,653,980	$ 6,006,931	$ 5,621,033	$ 5,316,968	$ 4,988,613	$ 6,616,860	$ 6,704,237
Core yield on total loans	4.05 %	4.14 %	4.51 %	4.38 %	4.20 %	4.09 %	4.02 %

FFIC FLUSHING Financial Corporation

[1] Excludes purchase accounting average balances for the years ended 2021 and 2020 and for the six months ended June 30, 2022 and 2021

30

31 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets (Dollars in thousands) Total Equity $ 670,812 $ 679,628 $ 618,997 $ 579,672 $ 549,464 $ 532,608 Less: Goodwill (17,636) (17,636) (17,636) (16,127) (16,127) (16,127) Core deposit Intangibles (2,282) (2,562) (3,172) — — — Intangible deferred tax liabilities — 328 287 292 290 291 Tangible Stockholders' Common Equity $ 650,894 $ 659,758 $ 598,476 $ 563,837 $ 533,627 $ 516,772 Total Assets $ 8,339,587 $ 8,045,911 $ 7,976,394 $ 7,017,776 $ 6,834,176 $ 6,299,274 Less: Goodwill (17,636) (17,636) (17,636) (16,127) (16,127) (16,127) Core deposit Intangibles (2,282) (2,562) (3,172) — — — Intangible deferred tax liabilities — 328 287 292 290 291 Tangible Assets $ 8,319,669 $ 8,026,041 $ 7,955,873 $ 7,001,941 $ 6,818,339 $ 6,283,438 Tangible Stockholders' Common Equity to Tangible Assets 7.82% 8.22% 7.52% 8.05% 7.83% 8.22 % June 30, 2022 December 31, 2021 December 31, December 31, December 31, December 31, 2017 2018 2019 2020

32 Contact Details Susan K. Cullen SEVP, CFO & Treasurer Phone: (718) 961 - 5400 Email: scullen@flushingbank.com Al Savastano, CFA Director of Investor Relations Phone: (516) 820 - 1146 Email: asavastano@flushingbank.com